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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  _____________

                                   FORM 8-K/A
                                 Final Amendment

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 MARCH 14, 2000
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)



       BERMUDA                           1-8993                 94-2708455
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)        file number)          Identification No.)


               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)

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ITEM 2.           Disposition of Assets

White Mountains Insurance Group Ltd. (the "Company") has concluded the previously announced sale of its indirect, wholly-owned subsidiary, White Mountains Holdings, Inc. (which controls a substantial amount of its holdings of Financial Security Assurance Holdings Ltd. "FSA") as well as all its other holdings of FSA, to Dexia S.A. ("Dexia") for total proceeds of $620.4 million. The transaction was consummated in connection with Dexia's merger with FSA in which all other holders of outstanding shares of FSA received $76.00 cash per share.

The Stock Purchase and Indemnity Agreement, the related Voting Agreement, the Company's press release dated March 14, 2000 and unaudited pro forma condensed consolidated financial statements of the Company were previously filed as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated by reference in their entirety. The Company's press release dated July 5, 2000 is contained herein and is incorporated by reference in its entirety.

ITEM 7.         Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Pro Forma Financial Information.

     Unaudited pro forma condensed consolidated financial statements of the Company consisting of a pro forma balance sheet as of December 31, 1999 and a pro forma income statement for the year ended December 31, 1999, together with the notes thereto.*

(c)  Exhibits.  The following exhibits are filed herewith:

     EXHIBIT NO.               DESCRIPTION

     99.1 Stock Purchase and Indemnity Agreement by and among the Company, White Mountains Holdings (Barbados) SRL and Dexia for all the outstanding shares of White Mountains Holdings, Inc. and indirectly for certain of the outstanding capital stock of FSA dated March 14, 2000*

     99.2 Voting Agreement, dated as of March 14, 2000, by and between Dexia, the Company, White Mountains Services Corporation and White Mountains Properties (Barbados) SRL*

     99.3                      Press Release of the Company dated March 14,
                               2000*

     99.4 Unaudited pro forma condensed consolidated financial statements of the Company consisting of a pro forma balance sheet as of December 31, 1999 and a pro forma income statement for the year ended December 31, 1999, together with the notes thereto.*

     99.5                      Press Release of the Company dated July 5, 2000

* previously filed

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                      WHITE MOUNTAINS INSURANCE GROUP, LTD.



Dated: July 6, 2000                 By: /s/_____________________________

                                              Michael S. Paquette
                                              Senior Vice President and
                                               Controller